INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 12 —INCOME TAXES

The Company’s deferred tax assets consisted of the effects of temporary differences attributable to the following:

	As of	As of
	December 31,	December 31,
	2015	2014
Deferred Tax Asset
Net-operating loss carryforward	$11,429	$8,001
Stock-based compensation	1,795	909
Others	(52)	107
Total Deferred Tax Assets	13,172	9,017
Valuation Allowance	(13,172)	(9,017)
Deferred Tax Asset, Net of Allowance	$—	$—

As of December 31, 2015, the Company had federal and state net operating loss carryovers of approximately $28.6 million, which expire in 2033. The net operating loss carryover may be subject to limitation under Internal Revenue Code section 382, should there be a greater than 50% ownership change, as determined under the regulations. The Company has identified its federal and state tax return of Connecticut as “major” tax jurisdictions as defined.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and taxing strategies in making this assessment. The Company has determined that, based on objective evidence currently available, it is more likely than not that the deferred tax assets will not be realized in future periods. Accordingly, the Company has provided a valuation allowance for the full amount of the deferred tax assets at December 31, 2015 and 2014.

The expected tax expense (benefit) based on the U.S. federal statutory rate is reconciled with actual tax expense (benefit) as follows:

	As of December 31,	As of December 31,
	2015	2014
Statutory Federal Income Tax Rate	(34.0)%	(34.0)%
State Taxes, Net of Federal Tax Benefit	(5.9)%	(5.0)%
Change in Valuation Allowance	39.9%	39.3%
Change in State Rate	(2.2)%	—
Others	2.2%	(0.3)%
Income Tax Provision (Benefit)	0.0%	0.0%

(dollars in thousands)	As of December 31, 2015	As of December 31, 2014
Federal
Current	$—	$—
Deferred	3,023	7,871
State
Current	—	—
Deferred	1,132	1,146
Change in Valuation Allowance	(4,155)	(9,017)
Income Tax Provision (Benefit)	$—	$—

The Company accounts for uncertain tax positions in accordance with the provisions of ASC 740. When uncertain tax positions exist, the Company recognizes the tax benefit of tax positions to the extent that the benefit will more likely than not be realized. The determination as to whether the tax benefit will more likely than not be realized is based upon the technical merits of the tax position, as well as consideration of the available facts and circumstances. As of December 31, 2015 and 2014, the Company does not have any significant uncertain tax positions. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.